EXHIBIT 12
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)

                                                                  Twelve Months Ended                   Twelve Months Ended
                                                                   December 31, 1999                     December 31, 1998
                                                           --------------------------------       -------------------------------
                                                                       Supplemental (a)                       Supplemental (a)
                                                                     --------------------                  ---------------------
                                                                                      As                                     As
                                                                     Adjustment    Adjusted                 Adjustment   Adjusted
                                                                     ----------    --------                 ----------   --------
Income from continuing operations ......................   $127,331    $     --    $127,331       $115,593    $    --    $115,593
                                                           --------    --------    --------       --------    -------    --------

Add (Deduct):
Total income taxes .....................................     88,453          --      88,453         76,042         --      76,042
Interest on long-term debt .............................     65,649       2,509      68,158         70,193      2,931      73,124
Other interest charges .................................     11,249          --      11,249         14,128         --      14,128
Preferred stock dividends of subsidiary trust ..........      7,980          --       7,980          7,980         --       7,980
Interest on leases .....................................        176          --         176            212         --         212
                                                           --------    --------    --------      ---------    -------    --------
                                                            173,507       2,509     176,016        168,555      2,931     171,486
                                                           --------    --------    --------      ---------    -------    --------

    Earnings available for fixed charges ...............    300,838       2,509     303,347        284,148      2,931     287,079
                                                           --------    --------    --------      ---------    -------    --------

Fixed Charges:
Interest on long-term debt .............................     65,649       2,509      68,158         70,193      2,931      73,124
Other interest charges .................................     11,249          --      11,249         14,128         --      14,128
Preferred stock dividends of subsidiary trust ..........      7,980          --       7,980          7,980         --       7,980
Interest on leases .....................................        176          --         176            212         --         212
                                                           --------    --------    --------      ---------    -------    --------
    Total fixed charges ................................     85,054       2,509      87,563         92,513      2,931      95,444
                                                           --------    --------    --------      ---------    -------    --------

Ratio of earnings to fixed charges .....................       3.54          --        3.46           3.07         --        3.01
                                                           ========    ========    ========      =========    =======    ========

Preferred stock dividends ..............................   $  4,955    $     --    $  4,955      $   4,952    $    --    $  4,952
Ratio of net income before income taxes to net income ..     1.6947          --      1.6947         1.6578         --      1.6578
                                                           --------    --------    --------      ---------    -------    --------
Preferred stock dividend requirements before income tax       8,397          --       8,397          8,209         --       8,209
                                                           --------    --------    --------      ---------    -------    --------
Fixed charges plus preferred stock dividend requirements     93,451       2,509      95,960        100,722      2,931     103,653
                                                           --------    --------    --------      ---------    -------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) .........       3.22          --        3.16           2.82         --        2.77
                                                           ========    ========    ========      =========   ========    ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                     EXHIBIT 12
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)

                                                                  Twelve Months Ended                    Twelve Months Ended
                                                                   December 31, 1997                       December 31,1996
                                                           --------------------------------       -------------------------------
                                                                        Supplemental (a)                        Supplemental (a)
                                                                     ----------------------                    ------------------
                                                                                      As                                    As
                                                                     Adjustment    Adjusted                 Adjustment   Adjusted
                                                                     ----------    --------                  ---------   --------
Income from continuing operations ......................   $125,941    $     --    $125,941       $165,132    $     --   $165,132
                                                           --------    --------    --------       --------    --------   --------

Add (Deduct):
Total income taxes .....................................     76,317          --      76,317        112,927          --    112,927
Interest on long-term debt .............................     78,120       3,760      81,880         79,434       3,615     83,049
Other interest charges .................................     10,027          --      10,027         10,842          --     10,842
Preferred stock dividends of subsidiary trust ..........      7,980          --       7,980            288          --        288
Interest on leases .....................................        268          --         268            375          --        375
                                                           --------    --------    --------       --------    --------   --------
                                                            172,712       3,760     176,472        203,866       3,615    207,481
                                                           --------    --------    --------       --------    --------   --------

    Earnings available for fixed charges ...............    298,653       3,760     302,413        368,998       3,615    372,613
                                                           --------    --------    --------       --------    --------   --------

Fixed Charges:
Interest on long-term debt .............................     78,120       3,760      81,880         79,434       3,615     83,049
Other interest charges .................................     10,027          --      10,027         10,842          --     10,842
Preferred stock dividends of subsidiary trust ..........      7,980          --       7,980            288          --        288
Interest on leases .....................................        268          --         268            375          --        375
                                                           --------    --------    --------       --------    --------   --------
    Total fixed charges ................................     96,395       3,760     100,155         90,939       3,615     94,554
                                                           --------    --------    --------       --------    --------   --------

Ratio of earnings to fixed charges .....................       3.10          --        3.02           4.06          --       3.94
                                                           ========    ========    ========       ========    ========   ========

Preferred stock dividends ..............................   $  6,488    $     --    $  6,488       $ 10,401    $     --   $ 10,401
Ratio of net income before income taxes to net income ..     1.6060          --      1.6060         1.6839          --     1.6839
                                                           --------    --------    --------       --------    --------   --------
Preferred stock dividend requirements before income tax      10,420          --      10,420         17,514          --     17,514
                                                           --------    --------    --------       --------    --------   --------
Fixed charges plus preferred stock dividend requirements    106,815       3,760     110,575        108,453       3,615    112,068
                                                           --------    --------    --------       --------    --------   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) .........       2.80          --        2.73           3.40          --       3.32
                                                           ========    ========    ========       ========    ========   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                      EXHIBIT 12
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)

                                                                Twelve Months Ended                     Twelve Months Ended
                                                                  December 31,1995                       December 31, 1994
                                                           ------------------------------         -------------------------------
                                                                       Supplemental (a)                        Supplemental (a)
                                                                    ---------------------                   ---------------------
                                                                                    As                                      As
                                                                    Adjustment   Adjusted                   Adjustment   Adjusted
                                                                    ----------   --------                   ----------   --------
Income from continuing operations ......................   $132,489   $     --   $132,489         $121,145    $     --   $121,145
                                                           --------   --------   --------         --------    --------   --------

Add (Deduct):
Total income taxes .....................................     84,098         --     84,098           66,759          --     66,759
Interest on long-term debt .............................     80,133      4,595     84,728           73,922       5,428     79,350
Other interest charges .................................      9,396         --      9,396            6,639          --      6,639
Preferred stock dividends of subsidiary trust ..........         --         --         --               --          --         --
Interest on leases .....................................      1,088         --      1,088            1,211          --      1,211
                                                           --------   --------   --------         --------    --------   --------
                                                            174,715      4,595    179,310          148,531       5,428    153,959
                                                           --------   --------   --------         --------    --------   --------

    Earnings available for fixed charges ...............    307,204      4,595    311,799          269,676       5,428    275,104
                                                           --------   --------   --------         --------    --------   --------

Fixed Charges:
Interest on long-term debt .............................     80,133      4,595     84,728           73,922       5,428     79,350
Other interest charges .................................      9,396         --      9,396            6,639          --      6,639
Preferred stock dividends of subsidiary trust ..........         --         --         --               --          --         --
Interest on leases .....................................      1,088         --      1,088            1,211          --      1,211
                                                           --------   --------   --------         --------    --------   --------
    Total fixed charges ................................     90,617      4,595     95,212           81,772       5,428     87,200
                                                           --------   --------   --------         --------    --------   --------

Ratio of earnings to fixed charges .....................       3.39         --       3.27             3.30          --       3.15
                                                           ========   ========   ========         ========    ========   ========

Preferred stock dividends ..............................   $  8,059   $     --   $  8,059         $ 10,551    $     --   $ 10,551
Ratio of net income before income taxes to net income ..     1.6348         --     1.6348           1.5511          --     1.5511
                                                           --------   --------   --------         --------    --------   --------
Preferred stock dividend requirements before income tax      13,175         --     13,175           16,366          --     16,366
                                                           --------   --------   --------         --------    --------   --------
Fixed charges plus preferred stock dividend requirements    103,792      4,595    108,387           98,138       5,428    103,566
                                                           --------   --------   --------         --------    --------   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) .........       2.96         --       2.88             2.75          --       2.66
                                                           ========   ========   ========         ========    ========   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.